UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 19, 2020

(Date of earliest event reported)

BBCMS Mortgage Trust 2020-C6

(Central Index Key Number 0001797679)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC

(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-226850-05	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 8.01.           Other Events.

On February 19, 2020, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of February 1, 2020 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of BBCMS Mortgage Trust 2020-C6, Commercial Mortgage Pass-Through Certificates, Series 2020-C6 (the “Certificates”).

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
Parkmerced	4.7	4.2
650 Madison Avenue	4.8	4.3
Kings Plaza	4.9	4.4(1)
545 Washington Boulevard	4.10	4.5
F5 Tower	4.11	N/A
Exchange on Erwin	4.12	N/A
Bellagio Hotel and Casino	4.13	4.6
ExchangeRight Net Leased Portfolio #31	4.14	N/A
(1)	The subject Whole Loan will be serviced under the Benchmark 2020-B16 PSA (as defined in the Pooling and Servicing Agreement) until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) Class X-D, Class D, Class E, Class F-RR, Class G-RR, Class H-RR, Class J-RR, Class NR-RR, Class S and Class R Certificates (the “Private Certificates”), (iii) the Class F5T-A, Class F5T-B. Class F5T-C and Class F5T-D Certificates (collectively, the “Loan-Specific Certificates”), (iv) the VRR Interest (as defined in the Pooling and Servicing Agreement) and (v) the F5T-VRR Interest (as defined in the Pooling and Servicing Agreement).

The Public Certificates having an aggregate initial principal amount of $792,922,000, were sold to Barclays Capital Inc. (“Barclays”), SG Americas Securities, LLC (“SGAS”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with Barclays, SGAS and Bancroft, the “Underwriters”), pursuant to the underwriting agreement, dated as of January 30, 2020 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On February 19, 2020, the Registrant also (i) sold the Private Certificates having an aggregate initial principal amount of $86,881,147, to Barclays, SGAS, Bancroft and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of January 30, 2020, between the Registrant, BCHI and the Initial Purchasers, (ii) sold the Loan-Specific Certificates having an aggregate initial principal amount of $106,970,000 to Barclays and Deutsche Bank Securities Inc. (collectively, the “Loan-Specific Initial Purchasers”), (iii) transferred the VRR Interest, having an aggregate initial principal amount of $24,200,000 to Barclays Capital Real Estate Inc. (“BCRE”) and (iv) transferred the F5-VRR Interest, having an aggregate initial principal amount of $5,630,000 to BCRE and German American Capital Corporation (“GACC”). The Private Certificates, Loan-Specific Certificates, VRR Interest and F5T-VRR Interest were sold or transferred in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2020-C6 (the “Issuing Entity”), a common law trust fund formed on February 19, 2020 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 45 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”) and a subordinate interest in one commercial mortgage loan (the “Trust Subordinate Companion Loan”). The Mortgage Loans were acquired by the Registrant from (i) BCRE pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of January 30, 2020, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of January 30, 2020, among the Registrant, Société Générale and SGFC and (iii) Starwood Mortgage Capital LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of January 30, 2020, between the Registrant and Starwood. The Trust Subordinate Companion Loan was acquired by the Registrant from BCRE and GACC pursuant to a Mortgage Loan Purchase Agreement, dated and effective as of January 30, 2020, among the Registrant, BCRE, BCHI and GACC (the “Trust Subordinate Loan Mortgage Loan Purchase Agreement”).

The funds used by the Registrant to pay the purchase price for the Mortgage Loans and the Trust Subordinate Companion Loan were derived in part from the proceeds from the (i) sale of the Public Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, (ii) the sale of the Private Certificates by the Registrant to the Initial Purchasers, pursuant to the Certificate Purchase Agreement, (iii) the sale of the Loan-Specific Certificates by the Registrant to the Loan-Specific Initial Purchasers pursuant to the Loan-Specific Certificate Purchase Agreement, (iv) the transfer of the VRR Interest by the Registrant to BCRE pursuant to the Barclays Mortgage Loan Purchase Agreement and (v) the transfer of the F5T-VRR Interest by the Registrant to BCRE and GACC pursuant to the Trust Subordinate Loan Mortgage Loan Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated January 31, 2020 and as filed with the Securities and Exchange Commission on February 19, 2020. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of January 31, 2020.

On February 19, 2020, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $$792,922,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $5,823,173.67, were approximately $1,054,339,593.49. Of the expenses paid by the Registrant, approximately $259,045.64 were paid directly to affiliates of the Registrant, $50,000.00 in the form of fees were paid to the Underwriters, $125,000.00 were paid to or for the Underwriters and $5,389,128.03 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. The related registration statement (file no. 333-226850) was originally declared effective on September 25, 2018.

Credit Risk Retention

BCRE, in its capacity as retaining sponsor, is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by (i) the purchase on the Closing Date and holding by KKR CMBS II Aggregator Type 1 L.P., acting as a third-party purchaser under the Risk Retention Rule, of the Class F-RR, Class G-RR, Class H-RR, Class J-RR and Class NR-RR Certificates (the “HRR Certificates”) and (ii) the purchase of the VRR Interest by Barclays Bank PLC (“BBPLC”) acting as a “majority-owned affiliate” (as defined in the Risk Retention Rule) of BCRE.

The VRR Interest constitutes an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents 2.7% of the Certificate Balance, Notional Amount or Percentage Interest of all Classes of Pooled Principal Certificates (as defined in the Pooling and Servicing Agreement).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that represents 2.3% of the fair value of all Classes of Pooled Principal Balance Certificates, based on actual sale prices and finalized tranche sizes) pursuant to the Certificate Purchase Agreement. If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Risk Retention Rule with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $47,496,763, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Pooled Certificates, excluding accrued interest.

The principal amount of the VRR Interest is not materially different from the amount disclosed in the preliminary prospectus dated January 27, 2020 and as filed with the Securities and Exchange Commission on January 27, 2020 under the heading “Credit Risk Retention” prior to the pricing of the certificates.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated January 27, 2020 and as filed with the Securities and Exchange Commission on January 27, 2020 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Additionally, BCRE, in its capacity as “retaining sponsor” is satisfying its credit risk retention obligation under the Risk Retention Rule in connection with the securitization of the Trust Subordinate Companion Loan referred to above by (i) the purchase of a portion of F5T-VRR Interest by BBPLC acting as a “majority-owned affiliate” (as defined in the Risk Retention Rule) of BCRE and (ii) the purchase of a portion of the F5T-VRR Interest by Deutsche Bank AG, New York Branch acting as a “majority-owned affiliate” (as defined in the Risk Retention Rule) of DBR Investments Co. Limited. The F5T-VRR Interest constitute an “eligible vertical interest” (as defined in the Risk Retention Rule) that represents the right to receive 5% of all amounts collected on the Trust Subordinate Companion Loan, net of all expenses of the Issuing Entity, and distributed on the Loan-Specific Certificates.

Item 9.01.          Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)          Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of January 30, 2020, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., SG Americas Securities, LLC, Bancroft Capital, LLC and Drexel Hamilton, LLC, as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2020, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, December 19, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.3	Trust and Servicing Agreement, dated as of December 8, 2019, among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Citibank N.A., as certificate administrator.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of February 1, 2020, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of February 1, 2020, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, KeyBank National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
Exhibit 4.6	Trust and Servicing Agreement, dated as of December 1, 2019, among Morgan Stanley Capital I Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.7	Co-Lender Agreement, dated as of December 5, 2019, by and among Barclays Bank PLC, as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, Barclays Bank PLC, as Initial Note A-3 Holder, Citi Real Estate Funding Inc., as Initial Note A-4 Holder, Barclays Bank PLC, as Initial Note A-5 Holder, Citi Real Estate

Funding Inc., as Initial Note A-6 Holder, Barclays Bank PLC, as Initial Note A-7 Holder, Citi Real Estate Funding Inc., as Initial Note A-8 Holder, Barclays Bank PLC, as Initial Note B-1 Holder, Citi Real Estate Funding Inc., as Initial Note B-2 Holder, Barclays Bank PLC, as Initial Note C-1 Holder, and Citi Real Estate Funding Inc., as Initial Note C-2 Holder.
Exhibit 4.8	Agreement Between Noteholders, dated as of November 26, 2019, by and among Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Initial Note A-4 Holder and Initial Note B-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, Initial Note A-5 Holder and Initial Note B-2 Holder, Barclays Capital Real Estate Inc., as Initial Note A-3 Holder, Initial Note A-6 Holder and Initial Note B-3 Holder, and BMO Harris Bank N.A., as Initial Note A-7 Holder and Initial Note B-4 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of December 3, 2019, by and among JPMorgan Chase Bank, National Association, as Initial Note 1 Holder, Societe Generale Financial Corporation, as Initial Note 2 Holder and Wells Fargo Bank, National Association, as Initial Note 3 Holder.
Exhibit 4.10	Agreement Between Noteholders, dated January 23, 2020, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Morgan Stanley Bank, N.A., as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Barclays Capital Real Estate Inc., as Initial Note A-4 Holder, and Morgan Stanley Mortgage Capital Holdings LLC, as Initial Agent.
Exhibit 4.11	Co-Lender Agreement, dated as of February 19, 2020, by and among Barclays Capital Real Estate Inc., as Initial Note A-1-A Holder and Initial Note B-1 Holder, Barclays Bank PLC, as Initial Note A-1-B Holder and Initial Note A-1-C Holder, and DBR Investments Co. Limited, as Initial Note A-2 Holder and Initial Note B-2 Holder.
Exhibit 4.12	Agreement Between Noteholders, dated January 27, 2020, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder.
Exhibit 4.13	Agreement Between Noteholders, dated as of December 9, 2019, by and between Morgan Stanley Bank, N.A., as Initial Note A-1-S1 Holder, Initial Note A-1-S2 Holder, Initial Note A-1-RL Holder, Initial Note A-1-C1 Holder, Initial Note A-1-C2 Holder, Initial Note A-1-C3 Holder, Initial Note A-1-C4 Holder, Initial Note A-1-C5 Holder, Initial Note B-1-S Holder, Initial Note B-1-RL Holder and Initial Note C-1-S Holder, Citi Real Estate Funding Inc., as Initial Note A-2-S1 Holder, Initial Note A-2-S2 Holder, Initial Note A-2-RL Holder, Initial Note A-2-C1 Holder, Initial Note A-2-C2 Holder, Initial Note A-2-C3 Holder, Initial Note A-2-C4 Holder, Initial Note A-2-C5 Holder, Initial Note B-2-S Holder, Initial Note B-2-RL Holder and Initial Note C-2-S Holder and JPMorgan Chase Bank, National Association, as Initial Note A-3-S1 Holder, Initial Note A-3-S2 Holder, Initial Note A-3-RL Holder, Initial Note A-3-C1 Holder, Initial Note A-3-C2 Holder, Initial Note A-3-C3 Holder, Initial Note A-3-C4 Holder, Initial Note A-3-C5 Holder, Initial Note B-3-S Holder, Initial Note B-3-RL Holder and Initial Note C-3-S Holder.
Exhibit 4.14	Agreement Between Noteholders, dated January 27, 2020, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated February 19, 2020.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated February 19, 2020 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 31, 2020.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of January 30, 2020, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of January 30, 2020, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of January 30, 2020, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 19, 2020	Barclays Commercial Mortgage Securities LLC (Registrant)

	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer

BBCMS 2020-C6: FORM 8-K